UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 03, 2023

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 687-2262

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2023, Neptune Wellness Solutions Inc. (the "Company"), announced that its Chief Financial Officer, Raymond Silcock, ahs resigned, effective August 3, 2023, for person reasons.

Lisa Gainsborg will serve as Interim Chief Financial Officer effective immediately. She will report to Michael Cammarata, the Company's President and CEO. Until her appointment as Interim Chief Financial Officer, Ms. Gainsborg served as the Company's controller.

Ms. Gainsborg, 57, possesses significant experience and knowledge of accounting and finance across both public and private companies, with background in financial statement preparation, Securities and Exchange Commission reporting, Sarbanes-Oxley compliance, the creation of accounting and reporting controls and procedures, and experience with developing enterprise resource planning systems. Ms. Gainsborg previously held financial leadership roles at several companies including Basanite, Inc., Zero Gravity Solutions, Inc., A+ Accounting Services, Inc. She has also provided chief financial officer consulting services and accounting system support for clients and prepared corporate, partnership, and individual tax returns. Ms. Gainsborg is a Certified Public Accountant in Florida and Maryland. She received a Bachelor of Business Administration in Accounting from Hofstra University in 1989.

Ms. Gainsborg does not have a family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Gainsborg and any other person pursuant to which she was appointed as Interim Chief Financial Officer of the Company.

Item 8.01 Other Events.

On August 4, 2023, the Company issued a press release regarding Mr. Silcock's resignation and Ms. Gainsborg's appointment as Interim Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

On August 7, 2023, the Company issued a press release regarding its strategic review process. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 4, 2023
99.2	Press release, dated August 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	August 7, 2023	By:	/s/ John S. Wirt
John S. Wirt General Counsel